THE COMMONWEALTH INTERNATIONAL
                                  SERIES TRUST
                           AUSTRALIA/NEW ZEALAND FUND

                  [Commonwealth International Series Trust Logo]


                                 ANNUAL REPORT

                                OCTOBER 31, 2000

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                   COMMONWEALTH NEW ZEALAND FUND

Dear Shareholder,

We are pleased to present this annual report on the Commonwealth New Zealand Fund for the period ended October 31, 2000. The Fund's net asset value ("NAV") on October 31, 2000 was US$7.19 per share compared to US$9.27 at the end of our October 31, 1999 fiscal year.

FUND'S COMPARATIVE PERFORMANCE

The Fund's strategy continues to concentrate on a diversified portfolio of small and medium-sized stocks not readily available to individual US investors. The most relevant index against which to compare the Fund's performance is the New Zealand Small Company Index ("NZSCI") that measures the performance of small to medium cap stocks of the New Zealand market. From October 31 1999 to October 31 2000, the NZSCI decreased by (-4%) in local terms or by (-24.8%) in US dollar terms; while the Fund's total return was (-22.0%) in United States dollars.

The fund therefore outperformed its benchmark over the period by +2.8%. In analyzing comparisons of performance to the NZSCI, the reader should remember an index does not reflect currency conversions, cash positions, brokerage costs or administrative or management fees incurred by the fund or individual investor.

NEW ZEALAND MARKET OVERVIEW

The economy is growing at a steady but weak pace. Exports are robust but imports have outpaced them. Also rising oil prices are adding to inflationary pressures but domestic demand remains soft thereby helping keep the lid on inflation. Retail sales were robust with September sales increasing 1.4% (excluding autos) according to Deutsche Securities NZ.

A weak NZ currency, the uncertainty of the impact on business of the new Labour Party led government, foreign investor selling and poor performance from its star company (Telecom NZ) helped the market lower over the period. Going forward, we believe the downside risk to be limited. The government superannuation fund (retirement fund) will soon be allowed to invest in the equity market. This means that close to NZ$500 million could be injected in the market over the year 2001. The merger talks between the New Zealand and the Australian stock markets, if effected, could increase investor confidence in the New Zealand market while attracting more foreign investments. The signs of a currency recovery against the US dollar and the rally in the Telecom NZ shares in October (up 12.3%) are good indicators of a bottoming out. Ord Minett forecasts a market earnings per share growth rate of 15.6% and an average 5.7% dividend yield, which supports a positive total market return projection for the 2001 calendar year of 20% in local terms.

|-----------|---------|--------|--------------|---------|----------|-----------|
|  2001     |   GDP   |   CPI  |   CURRENCY   |  EPS    |  MARKET  |   GROSS   |
|FORECASTS  | GROWTH  |  RATE  |  RATE RANGE  | GROWTH  |   PER    |   YIELD   |
|-----------|---------|--------|--------------|---------|----------|-----------|
|NEW ZEALAND|  2.3%   | 2.4%   | 0.45 - 0.50  | 15.6%   |  13.2    |   5.7%    |
|-----------|---------|--------|--------------|---------|----------|-----------|
Source: Ord Minett Oct 2000 Research report

                                   [Graphic]

--------------------------------------------------------------------------------
| 0.600               NZ dollar vs US dollar Oct '99 to Oct '00                |
| 0.500                                                                        |
| 0.400                                                                        |
| 0.300            NZ$ lost almost 211% vs US$ during period                   |
| 0.200                                                                        |
| 0.100                                                                        |
| 0.000                                                                        |
|------------------------------------------------------------------------------|
| 31-   31-   30-   29-   28-   29-   28-   28-   27-   27-   26-    25-    25-|
| Oct   Nov   Dec   Jan   Feb   Mar   Apr   May   Jun   Jul   Aug    Sep    Oct|
| -99   -99   -99   -00   -00   -00   -00   -00   -00   -00   -00    -00    -00|
|------------------------------------------------------------------------------|

STRATEGY: Although some uncertainty still remains in the market, Ord Minett estimates the market to be 8% undervalued in its October 2000 Equity Research report. A rebound in the local currency will improve sentiment. With the economic growth slowing down, larger cap stocks are unlikely to outperform the small cap stocks. We would focus on stock selection with emphasis on companies with increasing market positions, reliable earnings and exposure to exports. We believe the weaker currency has boosted their price competitiveness.

The Australian market has provided attractive returns over the long run due to the country's record of stable earnings growth and moderate inflation. The transition into a service-oriented economy is positive for the market. Its low correlation with the rest of the world makes it a safe hedge. The market correction in 2000, coupled with the weaker currency over the year present a good entry opportunity into this market.

We are pleased to announce that Cheikh B. Mbaye has joined our management team as Vice President and Investment Officer. He holds a Master of Science in finance from Drexel University. His previous job was with the United Nations Joint Staff Pension as Assistant Investment Manager where he helped in the management of European and Asian equities (including Australia, New Zealand and Japan). His current duties involve the day-to-day management of the New Zealand Fund and the Japan Fund.

If you have any questions please feel free to contact us. We thank you for your continued support.

Sincerely,


    --------------------------------          ----------------------------------
            Robert W. Scharar                           Cheikh B. Mbaye
         President, Fund Manager              Vice President, Investment Officer

This publication must be accompanied or preceded by a current prospectus for Commonwealth New Zealand Fund.

THE PORTFOLIO
(provided by Commonwealth)

                                   [Graphic]
|------------------------------------------------------------------------------|
|               COMMONWEALTH NEW ZEALAND - SECTOR ALLOCATION AS                |
|                             OF OCTOBER 31, 2000                              |
|                                                                              |
|                           OTHER SECTORS (13.52%)                             |
|                                                                              |
| TOURIST SERVICES (2.51%)                          PORT OPERATIONS (14.44%)   |
|                                                                              |
| LUMBER & WOOD PRODUCTS                          STOCK & STATION SERVICES     |
|        (2.85%)                                            (9.10%)            |
|                                                                              |
| FINANCE (3.25%)                                    TRANSPORTATION (9.04%)    |
|                                                                              |
| UTILITIES-ELECTRIC (4.18%)                                                   |
|                             INVESTMENT COMPANIES                             |
|                                   (6.03%)                                    |
|                                               ENVIRONMENTAL CONTROL          |
|           ELECTRICAL/APPLIANCE                       (8.06%)                 |
|            MANUFACTURING (4.76%)                                             |
--------------------------------------------------------------------------------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                   COMMONWEALTH NEW ZEALAND FUND


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
COMMONWEALTH INTERNATIONAL SERIES TRUST

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Commonwealth (formerly Capstone) New Zealand Fund (a series of Commonwealth (formerly Capstone) International Series Trust), as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets, for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1996 were audited by other auditors whose report dated November 18, 1996, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Commonwealth New Zealand Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with generally accepted accounting principles.




                                                BRIGGS, BUNTING & DOUGHERTY, LLP


PHILADELPHIA, PENNSYLVANIA
DECEMBER 1, 2000

[Graphic]
--------------------------------------------------------------------------------
|            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
|                 COMMONWEALTH NEW ZEALAND FUND AND THE NZSCI
|                                                                              |
|                           AVERAGE ANNUAL TOTAL RETURNS                       |
|                                 AS OF 10/31/00                               |
|                 ----------------|------------|-------------                  |
|                      1 Year     |   5 Year   |  Inception                    |
|                 ----------------|------------|-------------                  |
|                      -21.98%    |   -6.68%   |  -1.75%                       |
|                 ----------------|------------|-------------                  |
|              Past performance is not predictive of future results.           |
|$32,000                                                                       |
|                                                                              |
|$29,000                                                                       |
|                                                               **$25,671      |
|$26,000                                                                       |
|                                                              ***$18,738      |
|$23,000                                                                       |
|                                                                              |
|$20,000                                                                       |
|                                                                              |
|$17,000                                                                       |
|                                                                              |
|$14,000                                                                       |
|                                                                              |
|$11,000                                                                       |
|                                                                              |
| $8,000                                                         *$8,539       |
|                                                                              |
|      11/21/  10/31/  10/31/  10/31/  10/31/  10/31  10/31  10/31 10/31  10/31|
|        91      92      93      94      95      96     97     98    99     00 |
|     *New Zealand Fund   ** NZSCI (NZ $)    *** NZSCI (US $)                  |
|------------------------------------------------------------------------------|

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                   COMMONWEALTH NEW ZEALAND FUND


SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                      SHARES             VALUE
                                                      ------             -----
COMMON STOCK (77.74%)

ELECTRICAL/APPLIANCE MANUFACTURING (4.76%)
Fisher & Paykel Industries, Ltd. ..................     58,030        $  165,813
                                                                      ----------

ENVIRONMENTAL CONTROL  (8.06%)
Waste Management NZ, Limited.......................    177,154           281,219
                                                                      ----------

FINANCE (3.25%)
Montana Group NZ, Ltd..............................     92,000           113,184
                                                                      ----------

FOOD-MEAT PRODUCTS (0.50%)
AFFO Holdings, Ltd.*...............................    100,000            17,462
                                                                      ----------

INVESTMENT COMPANIES (6.03%)
Australia Webs Index Series........................      5,000            44,687
Hellaby Holdings, Ltd..............................     91,640            60,371
Tower, Ltd.........................................     25,000            49,607
Westpac Investments Trust, Ltd.....................     13,889            55,671
                                                                      ----------
                                                                         210,336
                                                                      ----------

LUMBER & WOOD PRODUCTS (2.85%)
Evergreen Forest, Ltd.*............................    500,000            99,214
                                                                      ----------

MANUFACTURING (0.31%)
Steel & Tube Holdings, Ltd. .......................     20,000            10,715
                                                                      ----------

MANUFACTURING DISTRIBUTION (2.10%)
Scott Technologies, Ltd. ..........................     79,997            73,019
                                                                      ----------

MEDIA (2.29%)
Independent Newspapers, Ltd. ......................     60,000            79,768
                                                                      ----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                   COMMONWEALTH NEW ZEALAND FUND


SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000
--------------------------------------------------------------------------------
                                                       SHARES            VALUE
                                                       ------            -----
MOTION PICTURES & SERVICES (0.14%)
Force Corp., Ltd. .................................     50,000        $    4,961
                                                                      ----------

OIL & GAS (1.82%)
New Zealand Refining Co., Ltd. ....................     13,647            63,366
                                                                      ----------

PORT OPERATIONS (14.44%)
Lyttleton Port Co., Ltd. ..........................    276,250           158,966
Northland Port Corp. ..............................    302,300           203,949
South Port New Zealand, Ltd. ......................    336,500           140,219
                                                                      ----------
                                                                         503,134
                                                                      ----------

RETAIL-DEPARTMENT STORES (2.27%)
Arthur Barnett, Ltd. ..............................    210,300            79,286
                                                                      ----------

RETAIL-RESTAURANTS (0.66%)
Restaurant Brands New Zealand, Ltd. ...............     54,166            23,001
                                                                      ----------

RETIREMENT/AGED CARE (1.00%)
Ryman Healthcare, Ltd. ............................     50,000            34,725
                                                                      ----------

STOCK & STATION SERVICES (9.10%)
Williams & Kettle, Ltd. ...........................    333,100           317,263
                                                                      ----------

TECHNOLOGY SERVICES (1.99%)
Advantage Group, Ltd.*.............................    100,000            69,450
                                                                      ----------

TELECOM SERVICES (0.44%)
Telecom Corporation of New Zealand, Ltd. ..........      7,000            15,501
                                                                      ----------

TOURIST SERVICES (2.51%)
Tourism Holdings, Ltd. ............................     97,499            87,447
                                                                      ----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                   COMMONWEALTH NEW ZEALAND FUND


SCHEDULE OF INVESTMENTS - OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                      SHARES            VALUE
                                                      ------            -----
TRANSPORTATION (9.04%)
Air New Zealand, Ltd. Cl B.........................    112,600        $  100,544
Air New Zealand, Ltd. Cl B Rights*.................     25,000             6,945
Auckland International Airport, Ltd. ..............     70,000            79,173
Mainfreight, Ltd. .................................    241,250           128,294
                                                                      ----------
                                                                         314,956
                                                                      ----------

UTILITIES-ELECTRIC (4.18%)
Infrastructure & Utilities Corp., Ltd. ............    294,729           142,698
Infrastructure & Utilities Corp., Ltd. Warrants*...     55,972             2,888
                                                                      ----------
                                                                         145,586
                                                                      ----------

      TOTAL COMMON STOCK (COST $4,308,779)                             2,709,406
                                                                      ----------

BONDS (4.24%)                                        PAR VALUE
                                                     ---------
Evergreen Forests, zero coupon, due 03/19/09.......     45,000            18,394
Infrastructure & Utility Bond, 6.90% due 03/31/04..     55,972            29,300
Kiwi, Inc. Property Trust, 9.00%, due 09/30/03.....    140,000            61,672
State Bank of South Australia, 9.00%, due 07/30/02.     94,000            38,373
                                                                      ----------

      TOTAL BONDS (Cost $195,107)..................                      147,739
                                                                      ----------

REPURCHASE AGREEMENTS (13.94%)
Fifth Third Bank, 5.95%, dated 10/31/00, due
11/01/00, repurchase price $485,997 (collateralized
by FNMA Pool #505087, 6.50%, due 03/01/29, market
value $495,635) (Cost $485,917)....................    485,917           485,917
                                                                      ----------

      TOTAL INVESTMENTS (COST $4,989,803) (95.92%).                    3,343,062
      OTHER ASSETS & LIABILITIES, NET (4.08%)......                      142,092
                                                                      ----------
      NET ASSETS -- (100%).........................                   $3,485,154
                                                                      ==========

*Non-income producing investment.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                   COMMONWEALTH NEW ZEALAND FUND


STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 2000
--------------------------------------------------------------------------------


ASSETS:

    Investments, at market (identified cost $4,989,803).............$ 3,343,062
    Foreign currency, at value (identified cost $201,430) (Note 1B).    181,226
    Receivables:
          Dividends and interest....................................      8,968
          Fund shares sold..........................................        279
    Prepaid expenses................................................      7,854
                                                                    -----------
               Total assets.........................................  3,541,389
                                                                    -----------

LIABILITIES:

    Payables:
          Accrued distribution fees.................................      1,823
          Due to advisor............................................     17,319
          Accrued expenses..........................................     37,093
                                                                    -----------

               Total liabilities....................................     56,235
                                                                    -----------

NET ASSETS ........................................................ $ 3,485,154
                                                                    -----------


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($3,485,154 / 484,571 shares of beneficial
    interest outstanding).......................................... $      7.19
                                                                    ===========


SOURCE OF NET ASSETS:

    Paid-in capital.................................................  5,225,613
    Accumulated net realized loss on investments....................    (73,404)
    Net unrealized depreciation on investments and foreign currency. (1,667,055)
                                                                    -----------
                                                                    $ 3,485,154
                                                                    ===========




                       SEE NOTES TO FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                   COMMONWEALTH NEW ZEALAND FUND

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:

    Interest......................................................... $  15,166
    Dividends (net of foreign taxes withheld of $34,746).............   181,334
                                                                      ---------
          Total investment income....................................   196,500
                                                                      ---------


EXPENSES: (Note 2)

    Investment advisory fees.......................     28,721
    Administration fees............................     10,561
    Accounting fees................................     45,002
    Custodian fees.................................      5,944
    Transfer agency fees...........................     31,310
    Distribution fees..............................      9,574
    Trustee expense................................      1,454
    Audit fees.....................................     10,511
    Legal fees.....................................      6,673
    Registration fees..............................     12,501
    Reports to shareholders........................     10,983
    Miscellaneous expense..........................      8,335
                                                    ----------
          Total expenses......................................          181,569
                                                                      ---------
              Net investment income...........................           14,931
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

    Net realized gain (loss) on:
        Investments...........................................          171,009
        Foreign currency transactions.........................          (41,018)
    Net unrealized depreciation during the year on investments
      and foreign currency....................................         (933,335)
                                                                      ---------
                                                                       (803,344)
                                                                      ---------
               Net decrease in net assets resulting from operations.  $(788,413)
                                                                      =========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                   COMMONWEALTH NEW ZEALAND FUND


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE           FOR THE
                                                 YEAR ENDED        YEAR ENDED
                                              OCTOBER 31, 2000  OCTOBER 31, 1999
                                              ----------------  ----------------
OPERATIONS:

    Net investment income............................ $   14,931     $   67,149
    Net realized gain (loss) on:
          Investments................................    171,009        131,325
          Foreign currency transactions..............    (41,018)       (25,078)
    Net unrealized appreciation (depreciation) during
       the year on investments and foreign currency..   (933,335)       697,520
                                                      ----------     ----------
    Net increase (decrease) in net assets resulting
       from operations...............................   (788,413)       870,916

DISTRIBUTIONS TO SHAREHOLDERS FROM:

    Net investment income............................    (28,321)       (19,837)

CAPITAL SHARE TRANSACTIONS:

    Decrease in net assets from Fund
       share transactions............................    (47,512)      (995,944)
                                                      ----------     ----------

    Decrease in net assets...........................   (864,246)      (144,865)

NET ASSETS:

    Beginning of year................................  4,349,400      4,494,265
                                                      ----------     ----------
    End of year (including undistributed net
       investment income of $0 and $22,234,
       respectively)................................. $3,485,154     $4,349,400
                                                      ==========     ==========



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                   COMMONWEALTH NEW ZEALAND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2000
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Capstone New Zealand Fund (the "Fund"), is one of two series of beneficial interest of Commonwealth International Series Trust (the "Trust"), which changed its name from Capstone International Series Trust effective October 10, 2000. The Trust is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation and current income by investing in equity securities, debt securities, and securities convertible into common stock of New Zealand issuers. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) VALUATION OF SECURITIES - Portfolio securities which are traded on securities exchanges are valued at the last sales price on that exchange prior to the relevant closing or, if there is no recent last sales price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities are valued using market quotations or pricing services. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the Board of Trustees.

B) CURRENCY TRANSLATION - For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate at 14:00 GMT on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

C) ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

D) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains, to relieve it from all, or substantially all, such taxes. At October 31, 2000, the Fund had a capital loss carryforward of $73,404 which expires in 2006. Under the United States-New Zealand tax treaty, New Zealand imposes a withholding tax on dividends (15%) and interest (10%) received by the Fund. There is currently no New Zealand tax on capital gains.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                   COMMONWEALTH NEW ZEALAND FUND

E) DISTRIBUTIONS TO SHAREHOLDERS - The Fund distributes its net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and capital loss carryovers.

F) USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND
OTHER TRANSACTIONS WITH AFFILIATES

    The Fund retains FCA Corp, ("FCA") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of .75%.

    Effective October 7, 2000, Declaration Service Company replaced Capstone Asset Management Company as administrator to the Fund.

    As of October 7, 2000 Declaration Service Company replaced PFPC Inc. as transfer agent.

    Declaration Distributors, Inc. replaced Capstone Asset Planning Company ("CAPCO") as Distributor of the Fund's shares effective October 7, 2000.

    The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the year ended October 31, 2000, the Fund paid $9,574 in 12b-1 fees. Of this amount approximately 7.5% was paid to Service Organizations other than CAPCO. On November 13, 2000, the Board of Trustees voted to approve a new Rule 12b-1 Plan for the Fund with First Commonwealth Holding Corp., the parent company of FCA, replacing CAPCO under the Plan, pending approval at a special meeting of its shareholders on December 22, 2000.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                   COMMONWEALTH NEW ZEALAND FUND


    Certain officers and trustees of the Fund who are also officers and directors of the Adviser, the Administrator, Distributor or CFS, received no compensation from the Fund. During the year ended October 31, 2000, trustees of the Fund who are not "interested persons" received trustees' fees of $1,454.


NOTE 3 - CAPITAL STOCK

    At October 31, 2000 there were 484,571 shares outstanding. Transactions in capital stock were as follows:


                                     YEAR ENDED                 YEAR ENDED
                                   OCTOBER 31, 2000          OCTOBER 31, 1999
                                   ----------------          ----------------
                                 SHARES        AMOUNT      SHARES        AMOUNT
                                 ------        ------      ------       -------
Shares sold.................. 1,478,298  $ 12,366,414     436,155   $ 3,998,312
Shares issued to shareholders
    in reinvestment of
    distributions............     2,026        20,460       1,506         3,454
                              ---------  ------------     -------   -----------
                              1,480,324    12,386,874     437,661     4,011,766
Shares redeemed............. (1,464,735)  (12,434,386)   (549,711)   (5,007,710)
                              ---------  ------------     -------   -----------
Net decrease................    (15,589) $    (47,512)   (112,050)     (995,944)
                              =========  ============     =======   ===========


NOTE 4 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities other than U.S. Government obligations aggregated $556,754 and $907,369 respectively. At October 31, 2000, the cost of investments for Federal income tax purposes was $4,989,803. Accumulated net unrealized depreciation on investments was $1,646,741 consisting of $155,870 gross unrealized appreciation and $1,802,611 gross unrealized depreciation.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                   COMMONWEALTH NEW ZEALAND FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each year indicated.

                                                  YEARS ENDED OCTOBER 31,
                                           -------------------------------------
                                          2000    1999    1998    1997    1996

NET ASSET VALUE, BEGINNING OF PERIOD... $ 9.27  $ 7.73  $11.25  $12.73  $11.12
                                        ------  ------  ------  ------  ------
INVESTMENT OPERATIONS:
    Net investment income..............   0.03    0.13    0.14    0.24    0.19
    Net realized and unrealized gain
       (loss) on investments...........  (2.05)   1.44   (3.46)  (1.55)   1.93
                                          ----   -----    ----    ----   -----
       Total from investment operations  (2.02)   1.57   (3.32)  (1.31)   2.12
                                          ----   -----    ----    ----   -----

DISTRIBUTIONS FROM:
    Net investment income............... (0.06)  (0.03)  (0.20)  (0.17)  (0.29)
    Net realized gain on investments....    --      --      --      --   (0.22)
                                          ----    ----    ----    ----    ---
                                         (0.06)  (0.03)  (0.20)  (0.17)  (0.51)
                                          ----    ----    ----    ----    ---

NET ASSET VALUE, END OF PERIOD......... $ 7.19   $9.27  $ 7.73  $11.25  $12.73
                                        ======   =====  ======  ======  ======


TOTAL RETURN .......................... (21.98)% 20.38% (29.88)%(10.46)% 20.03%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period
      (in 000's)....................... $3,485  $4,349  $4,494  $6,844  $8,258
    Ratio of expenses to average net
      assets
      before reimbursements and
        waivers of expenses............   4.75%   4.14%   4.37%   2.89%   3.63%
      after reimbursements and waivers
        of expenses....................   4.75%   4.14%   4.37%   2.50%   2.72%
    Ratio of net investment income
      before reimbursements and waivers
        of expenses....................   0.39%   1.42%   1.51%   1.26%   1.41%
      after reimbursements and waivers
        of expenses....................   0.39%   1.42%   1.51%   1.65%   2.32%
    Portfolio turnover rate............     15%      8%     25%     24%     38%

                       SEE NOTES TO FINANCIAL STATEMENTS.


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

                           COMMONWEALTH INTERNATIONAL
                                  SERIES TRUST
                           AUSTRALIA/NEW ZEALAND FUND
                           5847 San Felipe, Suite 850
                              Houston, Texas 77057
                                 1-888-345-1898


                               INVESTMENT ADVISOR

                                    FCA Corp.
                           5847 San Felipe, Suite 850
                                Houston, TX 77057
                                 1-713-781-2856
                                 www.fcacorp.com


                         ADMINISTRATOR & TRANSFER AGENT

                           Declaration Service Company
                                  P.O. Box 844
                             Conshohocken, PA 19428


                                   DISTRIBUTOR

                            Declaration Distributors
                                  P.O. Box 844
                             Conshohocken, PA 19428


                                 CUSTODIAN BANK

                                Fifth Third Bank
                               Fifth Third Center
                            38 Fountain Square Plaza
                              Cincinnati, OH 45263


                              INDEPENDENT AUDITORS

                        Briggs, Bunting & Dougherty, LLP
                          Two Logan Square, Suite 2121
                           Philadelphia, PA 19103-4901